Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. 1350
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of International Industrial Enterprises, Inc. (the “Company”) on Form 10-K for the fiscal year ended December 31, 2012, as filed with the Securities and Exchange Commission (the “Report”), I, David Rogers, President, Chief Executive Officer, Chief Financial Officer and Director of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: January 31, 2012	/s/ David Rodgers
David Rodgers President, Chief Executive Officer, Chief Financial Officer and Director